Exhibit 10.27


NEITHER THIS WARRANT NOR THE SHARES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER THE
SECURITIES LAWS OF ANY JURISDICTION. NONE OF SUCH SECURITIES MAY BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                   SOLPOWER CORPORATION, a Nevada corporation
                             Share Purchase Warrant

Number ____________                  Right to Purchase: 1,000,000 Common Shares,
Date of Issuance: August 28, 2000                                $0.01 par value



     1. WARRANT. For value received, Pico Holdings, Inc., a California corporation ("Registered Owner") is entitled, on or before August 28, 2003 or an earlier date applicable in paragraph 4 below ("Expiration Date") but not thereafter, to exercise the Warrant purchase up to One Million (1,000,000) non-assessable Shares, $0.01 par value ("Shares"), of Solpower Corporation, a Nevada corporation (the "Company"), from the Company for a purchase price equal to forty-three cents ($0.43) per Share, being an amount equal to 110% of the closing price of the shares on the date of issuance of this Warrant and which purchase price is subject to adjustment as provided for herein, (the "Exercise Price").

     2. EXERCISE.

          2.1. EXERCISE PERIOD. The purchase rights represented by this Warrant are exercisable at the option of the Registered Owner in whole at any time, or in part from time to time, prior to the Expiration Date, provided that such purchase rights shall not be exercisable with respect to a fraction of a Share. The Company will not close its books for the transfer of this Warrant or of any Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

          2.2. EXERCISE PROCEDURE.

               (a) This Warrant will be deemed to have been exercised upon the date of surrender (the "Exercise Date") of this Warrant to the Company together with a completed and duly executed subscription in the form attached hereto, and cash payment of the purchase price for each of the Shares purchased in immediately available U. S. federal funds in the amount of the Purchase Price .

               (b) Certificate representing the Shares so purchased shall be delivered to the Registered Owner within ten days following the Exercise Date.

               (c) Shares issuable upon the exercise of this Warrant will be deemed to have been issued to the Registered Owner on the Exercise Date, and the Registered Owner will be deemed for all purposes to have become the record holder of such Shares on the Exercise Date.

               (d) The Company covenants and agrees that all shares to be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof hereunder.

     3. ADJUSTMENT.

          3.1. SUBDIVISION OR COMBINATION OF SHARES AND SHARE DIVIDENDS. In the event that the Company shall at any time after the Date of Issuance issue any Shares or any rights to purchase Shares as a dividend upon its Shares or issue any Shares in subdivision of outstanding Shares by reclassification or otherwise or combine outstanding Shares by reclassification or otherwise, then in each of said events ("Adjustment Events"), the Exercise Price which would apply if purchase rights hereunder were being exercised immediately prior to such action by the Company shall be adjusted by multiplying it by a fraction, the numerator of which shall be the number of Shares outstanding immediately prior to such dividend, subdivision or combination and the denominator of which shall be the number of Shares outstanding immediately after such dividend, subdivision or combination, and in such case the number of Shares which would be purchasable hereunder if purchase rights hereunder were being exercised immediately prior to such action by the Company shall be adjusted by multiplying it by a fraction which is the reciprocal of the fraction by which the Exercise Price shall be adjusted.

          3.2. NOTICE OF ADJUSTMENT. Immediately upon any adjustment of the Exercise Price or increase or decrease in the number of Shares purchasable upon exercise of this Warrant, the Company will send written notice thereof to the Registered Owner, stating the adjusted Exercise Price, the increased or decreased number of Shares purchasable upon exercise of this Warrant and the calculation for such adjustment and increase or decrease. When appropriate, such notice may be given in advance and included as part of any notice required to be given pursuant to Section 4 below.

          3.3 DISCRETION. Notwithstanding the provisions of this Section 3, on the occurrence of any Adjustment Events, the Company shall have the sole and exclusive power to make other adjustments as it considers necessary or desirable with respect to the Warrants so long as such adjustment is not adverse to the Registered Owner's interests hereunder.

     4. PRIOR NOTICE OF CERTAIN EVENTS. In case at any time any of the following (collectively "Capital Event") shall occur:

               (a) the Company  shall pay any  dividend  upon its Shares or make
any  distribution  to  the  holders  of  its  Shares  (including   dividends  or
distributions payable in Shares);

               (b) there shall be any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or a sale or deposition of all or substantially all its assets;

               (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (d) the Company shall undertake an underwritten initial public offering of its Shares, and the underwriter or underwriting group shall require the acceleration of the exercise date of the Warrant, then, in each of said cases, the Company shall give prior written notice to the Registered Owner of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place or (iii) the Company shall undertake an initial public offering, as the case may be. Such notice shall also specify the date as of which the holders of distribution or subscription rights or shall be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least twenty days prior to the action in question and not less than twenty days prior to the record date or the date on which the Company's transfer books are closed in respect thereto. To the extent that the Registered Owner does not, within the period specified, exercise this Warrant, this Warrant shall lapse.

     5. RESTRICTIONS ON TRANSFERS.

          5.1. TRANSFER RESTRICTIONS. Neither this Warrant nor any rights hereunder are transferable by the Registered Owner hereof, except with the prior written consent of the Company. The Company may deem and treat the Registered Owner of this Warrant at any time as the absolute owner hereof for all purposes.

          5.2. RESTRICTIVE LEGEND. The Registered Owner of this Warrant acknowledges that neither this Warrant nor the Shares for which this Warrant is exercisable have been registered under the Securities Act of 1933, as amended, ("1933 Act") or qualified under the securities laws of California or of any other State or jurisdiction. The undersigned agrees not to sell, pledge, hypothecate, transfer or otherwise dispose of this Warrant or any Shares issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Shares under the 1933 Act (or any similar statute then in effect) or (ii) an opinion of counsel satisfactory to the Company to the effect that such registration is not required.

     6. NO FURTHER RIGHTS. This Warrant shall not entitle the Registered Owner to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     7. RESERVATION OF SHARES. The Company agrees at all times to reserve and hold available for issuance a sufficient number of authorized but unissued Shares as will be sufficient to permit the exercise in full of this Warrant, and upon such issuance all such Shares will be validly issued, fully paid and nonassessable and not in violation of the preemptive rights of any person.

     8. GENERAL.

          8.1. NOTICES. Any notices required to be sent to the Registered Owner will be delivered to the address of such Registered Owner shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and will be deemed to have been given when so delivered or sent.

          8.2. ASSIGNMENT. This Warrant shall be binding upon and inure to the benefit of both parties hereto and their respective successors and assigns. If any provision of this Warrant shall be held to be invalid or unenforceable, in whole or in part, neither the validity nor the enforceability of the remainder hereof shall in any way be affected.

          8.3. HEADINGS. The headings in this Agreement are included only for convenience and shall not affect the meaning or interpretation of this Agreement. The words "herein" and "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular part of this Agreement. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

                                        SOLPOWER CORPORATION


                                        By: /s/ Mark S. Robinson
                                            ------------------------------------
                                            Name:  Mark S. Robinson
                                            Title: President and CEO

                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)


TO: SOLPOWER CORPORATION

     The undersigned, the Registered Owner of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, __________________ Common Shares $0.01 par value of Solpower Corporation and herewith makes Payment by delivery of cash or other immediately available federal funds of $___________. If such Common Shares shall not be all of the Shares purchasable hereunder, a new Warrant of like tenor for the balance of the Common Shares purchasable hereunder shall be delivered to the undersigned.


Dated:
       ------------------------------   ----------------------------------------

                                        ----------------------------------------